Management Presentation
Management Presentation
February 24, 2009
February 24, 2009

Forward-looking Statements
This presentation, including questions and answers, may contain both historical and forward-looking information within the meaning of the Private
Securities Litigation Reform Act of 1995. Actual results could differ materially from projected results. Additional information regarding factors that could affect financial performance is readily available in our press release dated
February 4, 2009 and in our filings with the Securities and Exchange Commission, including our most recent forms 10-K and 10-Q. Information included in this presentation is representative as of the date of the presentation only and The
Brink’s Company assumes no obligation to update any forward-looking statements made.

■ Introduction
■ Brink’s Business Overview
■ Financial Highlights
■ Summary

Agenda
Michael J. Cazer
Vice President &
Chief Financial Officer
Edward A. Cunningham
Director of Investor Relations &
Corporate Communications

Brink’s Company Overview
World’s premier security company
■ Founded in 1859, Brink’s is
 the oldest and largest secure
 logistics company
■ Diversified operations with revenue
 of $3.2 billion in 2008
■ Approximately 57,000 employees,
 800 facilities and 9,400 vehicles
 worldwide

The Brink’s Company
■ Solid core industry dynamics
■ Premier brand
■ Leader in business segments
■ Proven operational excellence
■ Global footprint
■ Growth strategy
■ Strong financial performance

Solid Core Industry Dynamics
Global Outsourced Cash Logistics Market
Source: Central Banks, Internal Company Estimates
($Bn)
$2.3 - $2.8Bn
Notes in Circulation
¢ Cash use growing with
 GDP in developed markets
¢ Faster growth in
 developing economies
¢ Customer outsourcing
 (Cash Logistics) increasing
¢ Opportunities vary by
 region

Premier Brand
■ Globally recognized brand
■ A brand built on
 – Trust and integrity
 – Quality of our people
 – Safety and security
 – Operational excellence
 – History and heritage
 – Global network
■ 150th Anniversary in 2009

Leader in Business Segments
Secure Logistics
Total: $14.5 billion
Brink’s
Securitas / Loomis
G4S
Others
Prosegur
Leading Share in Fragmented Secure Logistics Market
Estimated 2008 Global Secure Logistics Market Share
Source: Internal Company Estimates

2008 Revenue
(% of Total)
Description
High Value Services
Cash-in-Transit
Security Services
■ Armored car transportation
■ Point-to-point pick-up and
 delivery of cash, coins, checks
 and other valuables
■ ATM services
■ Provides infrastructure for
 High Value Services
$1.7 Billion (53%)
$1.1 Billion (35%)
$0.4 Billion (12%)
■ Global Services
 – Secure long-distance
 transport of valuables
 – International shipping
 by air / sea / land
■ Cash Logistics Services
 – Money processing
 – Virtual vaulting
 – Intelligent safes
■ New Services
 – Payment Services
■ High-value niche guarding
 services in select E.U. countries
■ Protection of
 – Airports
 – Embassies
 – Public venues
 – Stores
Source: Internal Company Estimates
Leader in Business Segments
Business Lines, Products and Services

Cash Logistics
Bank
Brink’s
Facility
(Virtual
Vault)
 ● Builds on CIT & IT
 capabilities
 ● Money processing (sorting,
 counterfeit checking,
 packing, distribution)
 ● Virtual vaulting (processing &
 storage of cash for banks)
 ● Intelligent safes (counting,
 counterfeit checking and
 networking with banks)
 – CompuSafe® Service /
 I-Cash / I-Deposit
Compu
Safe®
Leader in Business Segments
Cash Logistics: Features & Benefits
Benefits
Banks
Retailers
Brink’s
 ● Outsourcing and
 cost reduction
 ● Reduced assets
 invested in vaults
 ● Improved customer
 service
 ● Expanded vaulting
 capacity extends
 geographic reach
 ● Enhanced safety
 and security
 ● Better cash
 management,
 same-day credit
 ● Lower bank fees
 ● Enhanced safety
 and security
 ● Reduced cash
 administration /
 more productive
 employees
 ● Improved customer
 service
 ● Reduced theft,
 counterfeiting
 ● Improved
 customer service
 ● Revenue growth,
 higher margins
 ● Longer contracts
 (“sticky”)
 ● Lower
 transportation
 costs
 ● Enables “full-
 service” offering

Leader in Business Segments
Relative Growth and Margins

Security Services
Cash-in-Transit
High Value Services
■ Global Services
■ Cash Logistics
■ New Services

Proven Operational Excellence
■ Demonstrated global expertise
 – Security
 – Risk management
 – Logistics
 – Pricing discipline
 – Human resource management
 – IT capabilities

Global Footprint

North America
Asia Pacific
Latin America
Europe, Middle East, Africa
Canada
54 Branches
United States
197 Branches
EMEA
269 Branches
26 Countries
Asia Pacific
91 Branches
12 Countries
Latin America
262 Branches
9 Countries

Global Footprint
Brink’s Segment Revenue and Operating Profit
Revenue
Segment Operating Profit
North America
Asia Pacific
Latin
America
Europe, Middle East and Africa
Total: $3.2 billion
International
Total: $272 million
December 31, 2008
December 31, 2008

Growth Strategy
■ Core
 – Increase share in current geographic markets
 – Penetrate new geographies with strong growth potential
 – Continue to develop and grow high-margin products and services Cash
 Logistics, CompuSafe® Services, Global Services
 – Provide full-range cash management solutions
■ Plus
 – Enter new security-related markets where we can create value for customers with our brand and other competitive advantages
 • Commercial Security, Payment Processing
■ Acquisitions to supplement organic growth

Revenue
($MM)
Strong Financial Performance
Revenue Growth

Operating Profit
($MM)
Strong Financial Performance
Profit Growth
Segment Operating Profit
149
120
184
223
272
Corporate/Former Ops
(87)
(82)
(73)
(62)
(43)
Operating Profit
62
38
111
161
229

Strong Financial Performance
Enhancing Margins
■ Continue developing IT capabilities
 – CompuSafe® Service, Virtual Vaulting, I-Deposit, etc.
■ Investing in sales and marketing
 – Selling solutions
■ Grow high-margin business
 – Global Services, Cash Logistics
■ Grow in high-margin geographies
 – BRIC, Latin America, Asia-Pacific, Africa
■ Improve or exit underperforming assets
 – Challenges in Europe, Latin America improving
 – U.K. ground operations sold in 2007

Strong Financial Performance
Balance Sheet
■ $62 million net cash at December 31, 2008
■ Strong cash flow from operations
■ Over $300 million of available borrowing capacity
■ Investment grade credit rating
Cash
$251
Debt
(189)
Net cash/(debt)(1)
$ 62
Note: (1) Non-GAAP reconciliation

2009
Long-Term
Organic (1)
Revenue
Mid-to-high single-digit
% growth
High single-digit %
growth per year
Operating
Margin
Approaching 8%
Improve by 50 bps per
year
 (1)  Organic revenue is a non-GAAP measure. For details regarding organic revenue growth, see Pages 17 and 18 of the company’s earnings release dated February 4, 2009.
Strong Financial Performance
Short and Long-Term Objectives
Strong Financial Performance
Short and Long-Term Objectives

Strong Financial Performance
2009 versus 2008
■ Continued economic weakness,
 lower margins expected
■ Foreign exchange impact
■ Currency conversion complete
■ Higher pension expenses
■ Higher tax rate
Difficult Comparisons with 2008
Positive Factors in 2009
■ Continued disciplined execution
■ Strong balance sheet, net cash
 positive
■ Position in North America is
 strong and improving
■ More outsourcing by banks and
 retailers
■ Acquisition opportunities at
 more reasonable values
■ Corporate expenses lower

Strong Financial Performance
Revenue Growth Across Economic Cycles
Strong Financial Performance
Revenue Growth Across Economic Cycles
Sources: U.S. Department of Commerce - Bureau of Economic Analysis, Internal Company Data

Strong Financial Performance
Execution Creates Value
($)
Note: (1) $100 invested on December 31, 2001 in stock or index. Includes reinvestment of dividends
Cumulative Stock Total Return (1)

Summary
■ Solid core industry dynamics
■ Premier brand
■ Leader in business segments
■ Proven operational excellence
■ Global footprint
■ Growth strategy
■ Strong financial performance